Grant Park Fund

Class A, B, Legacy 1, Legacy 2, Global 1, Global 2 and Global 3 Units

Monthly Performance Report • July 2019



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GRANT PARK FUND®

This fund is closed to new investment.

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste. 600
Chicago, IL 60661

Market Commentary: July 2019

Overall Fund performance was positive, led by gains in the currencies, fixed income, equities and grains/foods sectors. Performance in the energies and metals sectors was negative.

Positive currency performance was led by positions in the British pound, U.S. dollar and Australian dollar. Fixed income performance was driven by positions in Italian government bonds, German bunds and short sterling. Positions in eurodollars offset some of the positive performance. Positive equity performance was driven by positions in the All Ordinaries, S&P 500, Nasdaq 100 and FTSE indices. Losses in the Hang Seng, Dax and MSCI EM indices offset some of the gains. In the grains/foods sector, positive performance was led by positions in soybeans and cotton.

The energies sector performance was negative, led by losses in natural gas, heating oil, gasoline blendstock and brent oil. Performance in the metals sector was negative, as positive performance from gold positions was offset by losses from positions in nickel, lead, aluminum and copper.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.33%	0.80%	2.01%	2.67%	-2.21%	0.98%	2.39%						**5.31%**
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
	10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%	-12.95%	-6.13%
	2013	2014	2015	2016	2017	2018							
	-3.84%	6.66%	-12.41%	-0.78%	-3.12%	-9.92%							

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.39%	0.74%	1.96%	2.65%	-2.29%	0.98%	2.34%						**4.98%**
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
	7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%	-13.52%	-6.74%	-4.44%	6.07%	-12.97%
	2016	2017	2018										
	-1.48%	-3.75%	-10.50%										

Legacy 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.14%	0.99%	2.17%	2.89%	-2.04%	1.14%	2.64%						**6.73%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-3.39%	6.09%	-11.00%	-3.96%	-1.75%	8.64%	-10.44%	1.41%	-0.86%	-7.80%			

Legacy 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.16%	0.97%	2.09%	2.83%	-2.02%	1.12%	2.56%						**6.44%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-3.55%	5.73%	-11.45%	-4.26%	-1.95%	8.55%	-10.66%	1.14%	-1.10%	-8.03%			

Global 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.10%	1.04%	2.09%	2.90%	-1.97%	1.19%	2.64%						**6.89%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-4.32%	2.88%	-11.18%	-3.30%	-1.22%	9.34%	-10.46%	2.58%	-0.40%	-6.95%			

Global 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.12%	1.02%	2.15%	2.88%	-1.98%	1.17%	2.61%						**6.81%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-4.64%	2.56%	-11.43%	-3.55%	-1.44%	9.14%	-10.64%	2.51%	-0.62%	-7.19%			

Global 3 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.26%	0.87%	2.08%	2.75%	-2.15%	1.04%	2.47%						**5.85%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-6.04%	0.68%	-13.05%	-5.19%	-3.06%	7.46%	-12.16%	0.80%	-2.34%	-8.82%			

*All historical performance is available at www.grantparkfunds.com

A, B and Legacy Units

Trading Performance by Sector


10%
8%
6%
4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
2019

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
21%	9%	37%	18%	7%	8%

Global Units

Trading Performance by Sector


10%
8%
6%
4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
2019

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
21%	9%	37%	18%	7%	8%

Sector Positions at Month-End


Commodities 24%
Financials 76%
Energy 9%
Grains 7%
Metals 8%
Currencies 21%
Equities 37%
Fixed Income 18%
Aug 18
Sep 18
Oct 18
Nov 18
Dec 18
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Jun 19
Jul 19
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Statistics Since Inception - Class A Units[1] January 1989 - July 2019	
Total Fund Assets (A, B, Legacy, Global)	$69M
12-Month Return	0.79%
Average 12-Month Return	12.14%
36-Month Cumulative Return	-14.66%
60-Month Cumulative Return	-9.63%
Compounded Annualized ROR	8.71%
3-Year Compounded Annualized ROR	-5.15%
5-Year Compounded Annualized ROR	-2.01%
10-Year Compounded Annualized ROR	-3.49%
Worst Drawdown (12/08 - 1/19)	-40.54%
Worst Drawdown Last 5 Years (12/08 - 1/19)	-40.54%
Average 1-month Gain	5.51%
Average 1-month Loss	-3.87%
# of Winning Months	188
# of Losing Months	179

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2009 - June 2019		
↑ ↓	Moved in Opposite Directions	**43%**
↑ ↑	Positive Results for Both	**38%**
↓ ↓	Negative Results for Both	**19%**

[1] Class A Units closed to new investment.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.